COLLABORATION AGREEMENTS	12 Months Ended
Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
COLLABORATION AGREEMENTS
NOTE 8 - COLLABORATION AGREEMENTS:

a.
In 2007, the Company sublicensed rights to a third party for use and commercialization of a product for skin protection. Under this agreement, the Company is entitled to royalties during the years 2016 to 2028. Based on current sales, royalties are not material.

b.
In 2016 through 2020, the Company entered into several collaboration agreements mainly with one third party (the "Partner") for the development, manufacturing and commercialization of several product candidates (including an agreement assumed by the Company in August 2018, following the transfer of an in-process research and development product candidate from a related party).

Under the agreements, the Partner is obligated to conduct regulatory, scientific, clinical and technical activities necessary to develop the product and prepare and file an abbreviated new drug application ("ANDA"), with the FDA and gain regulatory approval. The Company participates in the development of the product candidates, including participation in joint steering committees and is obligated for sourcing the active pharmaceutical ingredient (API) during the development phase.

In November 2021, the Company entered into a new agreement ("New Agreement") with the Partner, to sell its rights to the Partner in relation to ten generic collaborative agreements between the parties in consideration of $21,500 which was paid over 24 months. Under the New Agreement, the Company has retained collaboration rights to two generic programs (Roflumilast cream and Roflumilast foam) related to four generic drug candidates, and is no longer entitled to receive its share in profit as detailed above.

In addition, the Company ceased paying any outstanding and future operational costs related to these collaborative agreements.

In August 15, 2024, the Company entered into a Termination Agreement ("the Agreement") with the Partner. The purpose of the Agreement is to terminate the Development, Manufacturing and Commercialization Agreement dated June 28, 2020, and to sell its rights to the Partner in relation to Roflumilast cream and Roflumilast foam. As consideration for the Agreement between the parties, the Partner will pay to the Company $4,250, which will paid in eight quarterly installments. In addition, in the end of each quarter for five years as of the Launch Date (the date of first commercial sale of the Product in the Territory by the Partner or its Affiliates pursuant to the ANDA), the Partner shall pay Sol-Gel 2% royalties of the Partner’s Gross Profits for that Product.

The Company has identified one performance obligation in the agreement. Revenue from sale of IP is recognized at a point in time, upon transfer of control over the sale of IP to the Partner. Royalties from sale of IP are included in the transaction price based on expected value method and  included in the transaction price only when it is probable that a significant reversal of cumulative revenues will not occur. For the year ended December 31, 2024, the Company recognized revenue for a total amount of $3.8 million which is measured on a present value basis. This amount does not include variable consideration that was determined to be constrained (not probable that would not result in a significant reversal).